EXHIBIT 10.18
MANAGEMENT – [_____]

VERSO CORPORATION
PERFORMANCE INCENTIVE PLAN
NOTICE OF MANAGEMENT STOCK UNIT AWARD
You (the “Grantee”) have been granted an award of Stock Units (the “Award”), on the terms and subject to the conditions of the Plan and this Award Agreement, as follows:
Name of Grantee:    [•]
Total Number of Stock Units
subject to the Award:    [•]
Grant Date:    [•]

Vesting Schedule:	Subject to the Terms (as defined below) the Award will become vested as to the total number of Stock Units subject to the Award, as follows:
(a) Performance Vesting. 50% will vest on January 1, 2020, if the performance objectives set forth in Exhibit A to this Grant Notice (as defined herein) have been achieved; and
(b) Time Vesting. 25% will vest on January 1, 2020, and 25% will vest on January 1, 2021.
Exhibit B to this Grant Notice sets forth certain conditions which, if met, will cause the Stock Units to vest as provided in Exhibit B.
Vested Stock Units will be paid as provided in Section 6 of the Terms.
By your signature and the Corporation’s signature below, you and the Corporation agree that the Award is granted under and governed by the terms and conditions of the Corporation’s Performance Incentive Plan, as the same may be amended, modified or supplemented from time to time (the “Plan”), and the Terms and Conditions of Management Stock Unit Award (the “Terms”), which Terms are attached hereto and are incorporated herein by this reference. This Notice of Management Stock Unit Award (this “Grant Notice”), together with the Terms, is referred to as your “Award Agreement” applicable to the Award. Capitalized terms used in this Grant Notice are used as defined in the Terms if not defined herein. Capitalized terms used in this Award Agreement are used as defined in the Plan if not defined in this Grant Notice or in the Terms. You acknowledge receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.
VERSO CORPORATION    ACCEPTED AND AGREED BY GRANTEE

By:
Kenneth D. Sawyer        Print name:
Senior Vice President of
Human Resources and Communications

{K0632492.1}    VERSOLAW
PHK 20170128.1

MANAGEMENT – [_____]    EXHIBIT A

VERSO CORPORATION
PERFORMANCE INCENTIVE PLAN
VESTING SCHEDULE FOR PORTION OF AWARD
SUBJECT TO ACHIEVEMENT OF PERFORMANCE OBJECTIVES
The provisions of this Exhibit A will be supplemented by an amendment to this Award Agreement to be determined by the Compensation Committee of the Board of Directors.

VERSOLAW
SJD 20170830.1

MANAGEMENT – [___]    EXHIBIT B

VERSO CORPORATION
PERFORMANCE INCENTIVE PLAN
ACCELERATED VESTING IN CONNECTION WITH A CHANGE IN CONTROL

If a “Double Trigger” event occurs, vesting of the Award will automatically be modified as set forth below.

A “Double Trigger” event will have occurred if, and effective upon the first date as of which, both of the following have occurred: (a) a Change in Control (as defined below); and (b) a Separation From Service constituting a Qualifying Termination (each as defined in the Terms), provided that the Separation from Service occurs between the date of the Change in Control (or, if applicable, the effective date of a definitive agreement providing for the Change in Control) and the last day of the 12th full calendar month immediately following the month in which the Change in Control occurred.

Immediately upon the occurrence of a Double Trigger event (a) all unvested Stock Units subject of the Award that are Time Vesting Stock Units will become 100% vested, and (b) the number of Performance Vesting Stock Units subject of this Award will be adjusted as provided in clause (1) or (2) below:

(1)    If the Corporation continues as a surviving public company after the Change in Control, and a Double Trigger event has occurred, the Performance Vesting Stock Units will vest as follows:

A B	x	C	=	The number of Performance Vesting Stock Units that will remain subject of this Award after the date of Separation From Service

A = the number of days between 1/1/2017 and the date of Separation From Service
B = 1095 (i.e., the number of days between 1/1/2017 and 1/1/2020)
C = the total number of Performance Vesting Stock Units subject of this Award

The Performance Vesting Stock Units that will remain subject of this Award, determined as set forth in the formula above, will not vest unless and until the date as of which the conditions to their vesting set forth in Exhibit A are met, provided that the condition that the Grantee be employed by the Corporation at the time of vesting will not apply.

(2)    If the Corporation does not continue as a surviving public company after the Change in Control, and a Double Trigger event has occurred, the Performance Vesting Stock Units shall automatically vest at the “target” level of performance. For clarity, no additional portion of the Performance Vesting Stock Units above the “target” level will vest after the occurrence of such accelerated vesting (after giving effect to the acceleration provided for in the preceding sentence), regardless of actual performance.

All Stock Units will be paid upon or promptly after vesting in accordance with the requirements of Section 6 of the Terms.

"Change in Control" means any of the following events:

(a)    A transaction or series of transactions occurs whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), directly or indirectly acquires beneficial ownership (within the meaning of

VERSOLAW
SJD 20170830.1

Rule 13d-3 under the Exchange Act) of securities of the Corporation possessing more than 50% of the total combined voting power of the Corporation's securities outstanding immediately after such acquisition;

(b)    During any period of 2 consecutive years, the Continuing Directors cease to constitute at least a majority of the board of directors (for purposes of this definition, the term “Continuing Directors” means the directors still in office who either were directors at the beginning of the 2-year period or who were directors elected to the board by the Corporation’s stockholders and whose election or nomination did not occur in connection with any transaction or proposed transaction involving the Corporation or any subsidiary of the Corporation);

(c)    The Corporation, directly, or indirectly through one or more subsidiaries or intermediaries, enters into an agreement to, or consummates, a sale, spin-off, split-up or other disposition of all or substantially all of the Corporation's assets in any single transaction or series of transactions; and without limiting the generality of the foregoing provisions of this clause (c), the sale or other disposition within a 2 year period, in any one transaction or series of transactions, of more than two-thirds of the mills (whether determined by reference to mill-generated revenue or by number of mills) owned by the Corporation at the beginning of the 2-year period, directly or through its subsidiaries, will be deemed the sale or disposition of all or substantially all of the Corporation’s assets);

(d)    The Corporation, whether directly involving the Corporation or indirectly involving the Corporation through one or more subsidiaries or intermediaries, enters into an agreement to or consummates (i) a merger, combination, consolidation, conversion, exchange of securities, reorganization or business combination, or (ii) an acquisition of the assets or stock of another entity, in any single transaction or series of transactions, which event results in the voting securities of the Corporation outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving or another entity) at least 66% percent of the combined voting power of the voting securities of the Corporation or such surviving or other entity outstanding immediately after such event; or

(e)    Any transaction or series of transactions that has the substantial effect of any one or more of the foregoing events.

The provisions set forth in this Exhibit B are not mutually exclusive. Furthermore, the provisions set forth in this Exhibit B are in addition to, and not in lieu of, vesting provisions set forth in the Terms and the Plan.

2
VERSOLAW
SJD 20170830.1

MANAGEMENT – [___]

VERSO CORPORATION
PERFORMANCE INCENTIVE PLAN
TERMS AND CONDITIONS OF MANAGEMENT STOCK UNIT AWARD
1.Grant of Stock Units.
(a)    General. These Terms and Conditions of Management Stock Unit Award (these “Terms”) apply to a particular stock unit award (the “Award”) if incorporated by reference in the Notice of Stock Unit Grant (the “Grant Notice”) corresponding to that particular grant. The recipient of the Award identified in the Grant Notice is referred to as the “Grantee.” The effective date of grant of the Award as set forth in the Grant Notice is referred to as the “Grant Date.” The Award was granted under and subject to the Verso Corporation Performance Incentive Plan, as the same may be amended, modified or supplemented from time to time (the “Plan”). The number of shares covered by the Award is subject to adjustment under Section 7.1 of the Plan. The Grant Notice and these Terms are collectively referred to as the “Award Agreement” applicable to the Award. Capitalized terms are defined in the Plan if not defined in this Award Agreement. The Award has been granted to the Grantee in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Grantee.
(b)    Stock Units. As used in this Award Agreement, a “Stock Unit” is a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent in value to one outstanding share of Class A common stock, par value $0.01 per share, of the Corporation (“Common Stock”). The Stock Units shall be used solely as a device for the determination of any payment to eventually be made to the Grantee if and when such Stock Units vest pursuant to Section 2. The Stock Units create no fiduciary duty to the Grantee and shall create only a contractual obligation on the part of the Corporation to make payments, subject to vesting and the other terms and conditions hereof, as provided in Section 6 below. The Stock Units shall not be treated as property or as a trust fund of any kind. No assets have been secured or set aside by the Corporation with respect to the Award and, if amounts become payable to the Grantee pursuant to this Award Agreement, the Grantee’s rights with respect to such amounts shall be no greater than the rights of any general unsecured creditor of the Corporation.
2.Vesting. The Award shall vest and become earned as set forth in the Grant Notice (including Exhibit A thereto), subject to earlier termination or acceleration and subject to adjustment as provided in this Award Agreement and in the Plan. The Award, to the extent outstanding and otherwise unvested immediately prior to the occurrence of a Double Trigger event (as defined in the Grant Notice), shall vest as set forth in the Grant Notice provisions concerning Double Trigger events, without any requirement of further action of any kind by the Corporation or Grantee.
3.Continuance of Employment or Service Required; No Employment or Service Commitment. Except as otherwise provided in this Award Agreement, the vesting schedule applicable to the Award requires continued employment or service to the Corporation or one of its Subsidiaries through the applicable vesting date as a condition to the vesting of the Award and the rights and benefits under this Award Agreement. Except as provided in the Grant Notice, Section 7 below or under the Plan, employment or service for only a portion of the vesting period, even if a substantial portion, will not entitle the Grantee to any proportionate vesting of any outstanding and otherwise unvested portion of the Award, or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service.
Nothing contained in this Award Agreement or the Plan constitutes a continued employment or service commitment by the Corporation or any of its Subsidiaries, confers upon the Grantee any right to

VERSOLAW
SJD 20170830.1

remain in employment or service to the Corporation or any Subsidiary, interferes in any way with the right of the Corporation or any Subsidiary at any time to terminate such employment or service, or affects the right of the Corporation or any Subsidiary to increase or decrease the Grantee’s other compensation. Nothing in this Award Agreement, however, is intended to adversely affect any independent contractual right of the Grantee without his/her consent thereto.
4.Dividend and Voting Rights.
(a)    Limitations on Rights Associated with Units. The Grantee shall have no rights as a stockholder of the Corporation, no dividend rights (except as expressly provided in Section 4(b) hereof) and no voting rights with respect to the Stock Units or any shares of Common Stock issuable in respect of such Stock Units, until shares of Common Stock are actually issued to and held of record by the Grantee. Except as expressly provided in Section 4(b) hereof or as may be provided pursuant to Section 7.1 of the Plan, no adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of the stock certificate evidencing the shares.
(b)    Dividend Equivalent Reinvestment. In the event that the Corporation pays an ordinary cash dividend on its outstanding Common Stock for which the related record date occurs after the Grant Date and prior to the date all Stock Units subject to the Award have either been paid or have terminated, the Corporation shall credit (as of the related dividend payment date) the Grantee with an additional number of Stock Units equal to (a) the amount of the ordinary cash dividend paid by the Corporation on a single share of Common Stock on such dividend payment date, multiplied by (b) the number of Stock Units subject to the Award outstanding and unpaid as of the record date for such dividend payment (including any Stock Units previously credited under this Section 4(b) and with such total number subject to adjustment pursuant to Section 7.1 of the Plan), divided by (c) the closing price of a share of Common Stock on such dividend payment date. Any Stock Units credited pursuant to the foregoing provisions of this Section 4(b) will be subject to the same vesting, payment, termination and other terms, conditions and restrictions as the original Stock Units to which they relate. No crediting of Stock Units will be made pursuant to this Section 4(b) with respect to any Stock Units which, as of the related record date, have either been paid or have terminated.
5.Restrictions on Transfer. Prior to the time the Stock Units are vested and paid, neither the Stock Units comprising the Award nor any interest therein or amount payable in respect thereof may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation or (b) transfers by will or the laws of descent and distribution.
6.Timing and Manner of Payment of Stock Units. The Stock Units subject to this Award Agreement that become vested shall be paid in an equivalent number of whole shares of Common Stock promptly after the applicable vesting date (and in all events not later than the first March 15 following the applicable vesting date) in accordance with the terms hereof. Each such payment of Stock Units shall be subject to the tax withholding provisions of Section 9 hereof and Section 8.5 of the Plan and subject to adjustment as provided in Section 7.1 of the Plan and shall be in complete satisfaction of such vested Stock Units. The Grantee or any other person entitled under the Plan to receive a payment of shares of Common Stock shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Corporation may make payment of shares of Common Stock either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion. Any Stock Units corresponding to a particular vesting date shall be rounded down to the nearest whole Stock Unit; provided that fractional Stock Units subject to the Award shall be cumulated until sufficient to produce a whole Stock Unit, in all cases remaining fractional Stock Unit interests shall terminate

VERSOLAW
SJD 20170830.1

in the event the remaining Stock Units subject to the Award terminate, and any remaining fractional Stock Unit interest shall terminate on the final vesting date applicable to the Award. In the event that payment of Stock Units is triggered by a Separation From Service and Section 7(c) applies, and the general release contemplated by such section and the expiration of any revocation rights provided therein or pursuant to applicable law could become effective in one of two taxable years depending on when the Grantee executes and delivers the general release, any payment conditioned on the release shall not be made earlier than the first business day of the later of such two tax years.
7.Effect of Termination of Employment or Service.
(a)    Termination of Employment or Service Generally. Except as otherwise provided in this Award Agreement, including but not limited to the Grant Notice or Sections 7(b) or 7(c) below, the Grantee’s Stock Units shall terminate to the extent that such Stock Units have not become vested on or before the date of the Grantee’s Separation From Service (as defined in Section 19), regardless of the reason for the termination of employment or service that triggers the Separation From Service.
(b)    Termination Due to Death or Disability. In the event the Grantee’s Separation From Service is due to the Grantee’s death or Disability (as defined in Section 19), (i) the next tranche of Stock Units that is scheduled to vest with respect to the portion of the Award that is subject to time-based vesting conditions that are then outstanding and otherwise unvested shall accelerate and become fully vested upon the Separation From Service, and (ii) the portion of the Award that is subject to performance-based vesting conditions shall vest at the “target” level of performance upon the Separation From Service (for clarity as to such portion of the Award that is subject to performance-based vesting conditions, no additional portion of the Award above the “target” level shall vest after the Separation From Service (after giving effect to the acceleration provided for in the preceding sentence), regardless of actual performance).
(c)    Termination Without Cause or With Good Reason. If the Grantee’s Separation From Service is the result of a termination of employment that constitutes a Qualifying Termination (as defined in Section 19), and unless any provision in the Grant Notice or Plan requires acceleration of the unvested portion of the Award in full (in which case, such provision will prevail), then (i) the next tranche of Stock Units that is scheduled to vest with respect to the portion of the Award that is subject to time-based vesting conditions that are then outstanding and otherwise unvested shall accelerate and become fully vested upon the Separation From Service and (ii) the portion of the Award that is subject to performance-based vesting conditions shall be adjusted in accordance with this formula upon the Separation From Service:

A B	x	C	=	The number of performance-based vesting Stock Units that will remain subject of the Award after Separation From Service

A = the number of days between 1/1/2017 and the date of Separation From Service
B = 1095 (i.e., the number of days between 1/1/2017 and 1/1/2020)
C = the number of Stock Units constituting the portion of the Award that is subject to performance-based vesting conditions

The performance based vesting Stock Units that remain subject of the Award, after adjustment, will not vest unless and until the date as of which the conditions to their vesting set forth in the Grant Notice are met, provided that the condition that the Grantee be employed by the Corporation at the time of vesting shall not apply. The benefits provided by this Section 7(c) are subject to the condition that the Grantee execute, return to the Corporation, and not revoke a general release, in a form reasonably prescribed by the Corporation, within 30 days after the Corporation provides the form of general release to the Grantee (or 45 days if such

VERSOLAW
SJD 20170830.1

longer period of time is required to make the release maximally enforceable under applicable law). The Corporation will provide the form of general release to the Grantee not more than 10 days after the Grantee’s Separation From Service.

(d)    No Further Rights as to Terminated Units. If any unvested Stock Units terminate pursuant to this Award Agreement, such Stock Units shall automatically terminate and be cancelled as of the applicable termination date without payment of any consideration by the Corporation and without any other action by the Grantee, or the Grantee’s beneficiary or personal representative, as the case may be, and the Corporation shall have no obligation (or no further obligation, as the case may be) in respect thereof or with respect thereto.
8.Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan, the Administrator will make adjustments if appropriate in the number of Stock Units contemplated hereby and the number and kind of securities that may be issued in respect of the Award. No such adjustment shall be made with respect to any cash dividend for which dividend equivalents are credited pursuant to Section 4.
9.Taxes; Tax Withholding.
(a)    Section 409A. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code. This Award Agreement shall be construed and interpreted consistent with that intent. Notwithstanding any provision of these Terms to the contrary, if the Grantee is a “specified employee” as defined in Section 409A of the Code, the Grantee shall not be entitled to any payment with respect to the Award in connection with the Grantee’s “separation from service” (as that term is used for purposes of Section 409A of the Code) until the earlier of (a) the date that is six months and one day after the Grantee’s separation from service for any reason other than the Grantee’s death, or (b) the date of the Grantee’s death. For purposes of clarity, the six month delay shall not apply in the case of severance contemplated by Treasury Regulations Section 1.409A-1(b)(9)(iii) to the extent of the limits set forth therein. Any amounts otherwise payable to the Grantee following the Grantee’s separation from service that are not so paid by reason of this Section 9 shall be paid as soon as practicable for the Corporation (and in all events within 30 days) after the date that is six months after the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death). The provisions of this Section 9 shall only apply if, and to the extent, required to comply with Section 409A of the Code.
(b)    Tax Withholding. The Corporation shall reasonably determine the amount of any federal, state, local or other income, employment, or other taxes which the Corporation or any of its Subsidiaries may reasonably be obligated to withhold with respect to the grant, vesting or other event with respect to the Stock Units. If such withholding event occurs in connection with the distribution of shares of Common Stock in respect of the Stock Units and subject to compliance with all applicable laws, the Corporation shall automatically withhold and reacquire the appropriate number of whole shares, valued at their then fair market value (with the “fair market value” of such shares determined in accordance with the applicable provisions of the Plan), to satisfy any withholding obligations of the Corporation or its Subsidiaries with respect to such distribution. If, however, any withholding event occurs with respect to the Stock Units other than in connection with the distribution of shares of Common Stock in respect of the Stock Units, or if the Corporation cannot legally satisfy such withholding obligations by such withholding and reacquisition of shares as described above, the Corporation shall be entitled to require a cash payment by or on behalf of the Grantee and/or to deduct from other compensation payable to the Grantee the amount of any such withholding obligations.

VERSOLAW
SJD 20170830.1

(c)    Responsibility for Taxes. Except for such withholding rights of the Corporation, the Grantee shall be solely responsible for any and all tax liability arising with respect to the Award or any payment in respect thereof.
10.Notices. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Grantee at the Grantee’s last address reflected on the Corporation’s records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government or a courier of internationally recognized prominence. Any such notice shall be given only when received, but if the Grantee is no longer an Eligible Person, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 10.
11.Plan. The Award and all rights of the Grantee under this Award Agreement are subject to the terms and conditions of the provisions of the Plan, which are incorporated herein by this reference. The Grantee agrees to be bound by the terms of the Plan and this Award Agreement. The Grantee acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not and shall not be deemed to create any rights in the Grantee unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.
12.Entire Agreement. This Award Agreement and the Plan together constitute the entire agreement and supersede in their entirety all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan may be amended pursuant to Section 8.6 of the Plan. This Award Agreement may be amended by the Administrator from time to time. Any such amendment must be in writing and signed by the Corporation. Any such amendment that materially and adversely affects the Grantee’s rights under this Award Agreement requires the consent of the Grantee in order to be effective with respect to the Award. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Grantee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.
13.Governing Law. This Award Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.
14.Effect of Award Agreement. Subject to the Corporation’s right to terminate the Award pursuant to Section 7.2 of the Plan, this Award Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors to the Corporation.
15.Counterparts. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Photographic or other electronic copies of such signed counterparts may be used in lieu of the originals for any purpose.
16.Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

VERSOLAW
SJD 20170830.1

17.Clawback Policy. The Stock Units are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Stock Units or any shares of Common Stock or other cash or property received with respect to the Stock Units (including any value received from a disposition of the shares acquired upon payment of the Stock Units).
18.No Advice Regarding Grant. The Grantee is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Grantee may determine is needed or appropriate with respect to the Award (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award and any shares that may be acquired upon payment of the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Award Agreement) or recommendation with respect to the Award.
19.Certain Defined Terms. For the purposes of this Award Agreement, the following terms shall have the meanings provided below:
“Cause” means (unless such term is defined in a written employment agreement by and between the Grantee and the Corporation, in which case “Cause” is used as defined in such written employment agreement) that any of the following circumstances exist: (a) the Grantee’s commission of a felony crime or a crime of moral turpitude; (b) the Grantee’s willful commission of a material act of dishonesty involving the Corporation or any of its affiliates; (c) the Grantee’s material breach of his obligations under any agreement entered into between the Grantee and the Corporation or any of its affiliates; (d) the Grantee’s willful, repeated failure to perform his material duties; (e) the Grantee’s willful material breach of the policies or procedures of the Corporation or any of its affiliates (to the extent such policies and procedures apply to the Grantee); or (f) any other willful misconduct by the Grantee that causes material harm to the Corporation or any of its affiliates or their business reputations, including harm due to any adverse publicity; provided, however, that none of the events described in the foregoing clauses (c), (d), (e) or (f) shall constitute Cause unless the Corporation or one of its affiliates has notified the Grantee in writing describing the events that constitute Cause, and then only if the Grantee fails to cure such events within 30 days after receipt of such written notice; and provided further, that in the event that any such event is not curable, no notice period shall be required. No act or omission to act shall be “willful” if conducted in good faith and with a reasonable belief that such act or omission was in the best interests of the Corporation.
“Disability” (unless such term is defined in a written employment agreement by and between the Grantee and the Corporation, in which case “Disability” is used as defined in such written employment agreement) has the meaning given to such term in Treas. Reg. Section 1.409A-3(i)(4).
“Good Reason” means (unless such term is defined in a written employment agreement by and between the Grantee and the Corporation, in which case “Good Reason” is used as defined in such written employment agreement) a resignation by the Grantee from his employment by the Corporation or one of its Subsidiaries in the event that any of the following actions is taken by the Corporation or the Subsidiary that employs the Grantee, as the case may be, without the Grantee’s consent: (a) a reduction in the Grantee’s annual base salary or target bonus opportunity; (b) a material reduction or adverse change in the Grantee’s title, duties, responsibilities or reporting relationship; (c) a material breach by the Corporation or any applicable affiliate thereof of its obligations under any material agreement entered into between the Grantee and the Corporation or such affiliate; or (d) a relocation of Grantee’s principal place of work to a location that is more than 50 miles away from Grantee’s principal place of work immediately before such relocation; provided, however, that none of the events described in the foregoing clauses (a), (b) or (c) shall constitute

VERSOLAW
SJD 20170830.1

Good Reason unless (1) the Grantee has notified the Corporation in writing describing the event(s) that constitute Good Reason and such notice is given within 90 days after the first occurrence of such event(s), (2) the Corporation or applicable affiliate thereof fails to cure such event(s) within 30 days after the Corporation’s receipt of such written notice, and (3) the termination of employment by the Grantee occurs not more than 180 days after the Corporation’s receipt of such written notice.
“Qualifying Termination” means (unless such term is defined in a written employment agreement by and between the Grantee and the Corporation, in which case “Qualifying Termination” is used as defined in such written employment agreement), if the Grantee is employed by the Corporation or one of its Subsidiaries, a termination of the Grantee’s employment either (a) by the Corporation or one of its Subsidiaries without Cause and other than due to the Grantee’s death or Disability or (b) by the Grantee with Good Reason.
“Separation From Service” means (unless such term is defined in a written employment agreement by and between the Grantee and the Corporation, in which case “Separation From Service” is used as defined in such written employment agreement) the Grantee ceases to be employed by, or ceases to provide services as a director to, the Corporation or one of its Subsidiaries; provided that no Separation From Service shall exist in any event unless such separation constitutes a “separation from service” within the meaning of Section 409A of the Code. If the Grantee ceases to be employed by or ceases to provide services as a director to the Corporation or a Subsidiary, but immediately thereafter continues to be employed by or provide services as a director to the Corporation or a Subsidiary (for example, and without limitation, if the Grantee ceases to be employed by the Corporation but immediately thereafter continues to be employed by a Subsidiary or continues to provide services as a director to the Corporation or a Subsidiary), such change shall not constitute a Separation From Service. The provisions of Section 6 of the Plan apply to the Award.
* * *

VERSOLAW
SJD 20170830.1